CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------


Dear Shareholder,

Effective August 25, 1997, FCA Corp became investment adviser to the Fund. As the new adviser, we are pleased to present this annual report on the Capstone Japan Fund for the year ended October 31, 1997. The Fund's net asset value ("NAV" ) on October 31, 1997 was US $5.21 per share.


                         FUND'S COMPARATIVE PERFORMANCE

During most of fiscal year 1997, the Fund was advised by Nikko Capital Management Company (U.S.A.), Inc. using its proprietary Return Reversal Strategy. As the new adviser to the Fund, FCA Corp is applying the same investment techniques that have made it successful with the Capstone New Zealand Fund (CNZLX), which was ranked by Lipper Analytical Services among Pacific ex-Japan funds as number one of 81, number one of 45 and number one of 25 for the quarter, two-year and three-year periods, respectively, ending September 30, 1997. FCA Corp has committed to waive its fees and to reimburse expenses of the Fund so they will be limited to no more than 2.5% of the fund's average annual assets through October 31, 1998 which would cause the Fund's expenses to be lower than they currently are.

The Fund's strategy is to seek a diversified portfolio of stocks of mostly larger-cap companies that provide current income through dividends, trade at comparatively low price/earnings multiples, have a below average price-to-book ratio, and/or have potential for long-term capital appreciation. This includes a focus on American Depository Receipts* because they can provide an efficient currency exchange management for a US dollar fund and greater liquidity.

The most relevant index against which to compare the Fund's performance is the TOPIX1, that comprises all the stocks currently listed on the first section of the Tokyo Stock Exchange. During the twelve months ended October 31, 1997, the TOPIX decreased by 17.6% in Japanese yen and by 22.2% in $US. For the same period, the Fund's total US dollar return was -22.9%. In analyzing comparisons of performance to the TOPIX, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund or individual investor.



GRAPH DATA:
               JAPAN FUND          TOPIX
7/10/89        10,000.00           10,000.00
10/31/89       11,163.70           10,487.80
10/31/90        7,031.70            7,932.37
10/31/91        7,011.30            7,976.72
10/31/92        4,986.30            5,759.42
10/31/93        6,248.10            8,337.03
10/31/94        7,764.40            9,029.93
10/31/95        7,515.00            7,638.58
10/31/96        6,305.30            7,549.89
10/31/97        5,362.10            5,875.83

Comparison of Change in Value of a $10,000 Investment in Capstone
Japan Fund+, and the TOPIX



AVERAGE ANNUAL TOTAL RETURN
as of 10/31/97

 1 Year    5 Years   Inception
-22.93%      1.43%      -7.26%


Past performance is not predictive of future results.

+ The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.

                                                             CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------

                              JAPAN MARKET OVERVIEW

Bearish sentiment has dominated Japan's market throughout most of 1997. The TOPIX has experienced a significant decline. The Southeast Asian currency crisis has also contributed to Japan's problems. The recent extreme negative market sentiment is likely to spur the Japanese government to use public funds to help the economy by bailing out the banking system. The recent willingness of the Japanese government to allow companies to fail could result in consolidation through mergers and acquisitions, resulting in more competitive, profitable companies.

According to USA Today December 9, 1997, Japan's economy accounts for about 20% of the world's economy and is the world's second largest market. Japan also holds over $300 billion of US Treasury obligations, or over 6% of total US Treasury obligations.

Even in light of the recent turbulence in Asian markets, there remains high future growth potential for a number of sectors, such as the electronics and automotive industries. The fund contains many examples of the type of companies that are likely to benefit in the current market. For example as of October 31 1997:

o SONY CORP., ADR manufactures consumer electronics such as audio equipment, VCRs and TVs. Sony is listed on stock exchanges worldwide. The company's current P/E ratio was 27.37%, Price-to-Book ratio ("P/B") was 2.60% and their yield was 0.56%.

o HONDA MOTOR COMPANY, ADR Worldwide automaker, and worlds' leading motorcycle manufacturer. The Company's current P/E ratio was 14.88%, P/B was 3.27% and their yield was 0.33%.

o BRIDGESTONE CORP., ADR One of the largest automobile tire makers in the world following the company's acquisition of Firestone, and has license agreements with Goodyear in the US, and had begun to expand into sporting goods through Freed, a subsidiary. The Company's P/E ratio is about twenty-two times next year's estimated earnings, P/B was 3.18% and their yield was 0.5%.

o FUJITSU LTD., ADR manufactures computers, and is the largest such company in Japan and the worlds 2nd largest in terms of group scale; the Company is also a major producer of communications equipment and semiconductors. The Company's P/E ratio is about twenty-five times next year's estimated earnings, P/B was 2.05% and their yield was 0.7%.

Japanese stocks, relative to both the US and other developed markets, appear greatly undervalued in terms of price-to-book ratios2. According to Smith Barney's Global Investment Outlook, November 1997, Japan's 1998 forecasted earnings growth rate is projected to be the fastest in the developed world. The same source ranks Japan's real exchange rates as one of the most undervalued in the world and feels that Japan has the best positive monetary conditions, as measured by interest rates. Japan's market remains one of the least correlated to the US market. More than one-third of the stocks listed on the First Section of the Exchange are trading below book value (Source: Nomura Securities Outlook for Japanese Equity Market, November, 1997). Japan's market is considered over valued by other valuation ratios. Total market averages can be misleading, as you may be able to purchase individual securities whose fundamental valuation ratios may be attractive. Coupled with these facts, the deregulation measures being planned make prospects for the Japanese economy look much brighter.

                                                             CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------
                                  THE PORTFOLIO

The Fund is widely diversified by industry sector. At October 31, 1997 the percentages of equity investments of the Fund by major industry categories were as follows:

   Communications Equipment           15.30%       Auto Parts              3.10%
   Automotive                         10.78%       Real Estate             3.07%
   Pharmaceuticals                     9.59%       Consumer Electronics    2.95%
   Food & Beverage                     7.41%       Semiconductors          2.78%
   Auto/Video Equipment                7.01%       Banking                 2.59%
   Miscellaneous Electrical Products   6.44%       Indices                 2.43%
   Communications                      4.91%       Services                1.99%
   Industrial Machinery                4.83%       Precision Machinery     1.98%
   Miscellaneous Financing             4.46%       Chemicals               1.84%
   Wire & Cables                       3.47%

If you have any questions, please feel free to contact us. We thank you for your continued support.

Sincerely,


?s/ Robert W. Scharar                           /s/ Kimberly Haley-Coleman
------------------------------                  ------------------------------
Robert W. Scharar                               Kimberly Haley-Coleman
President and Portfolio Manager                 Assistant Portfolio Manager

*There are over 150 Japanese ADR stocks that are estimated to be about 23% of the Japanese market capitalization. An ADR (American Depository Receipt) share is a certificate representing ownership of foreign stocks, which are traded on stock exchanges in the United States.


(1)TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange First Section (over 90% of all equity securities traded on the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do reflect deduction of any fees or expenses.


(2)With an average price-to-book ratio of 2.0 versus the world average of 2.7 (Source: Smith Barney's Global Investment Outlook, October 1997).


          THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT
                      PROSPECTUS FOR CAPSTONE JAPAN FUND.

                                                             CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                                             MARKET                    % OF
                                                                                              VALUE                     NET
COMMON STOCKS- 96.93%                                                     SHARES         (NOTE 1-A)                  ASSETS
                                                                          -------------------------------------------------
AUTOMOTIVE (10.78%)
Bridgestone Corp. - ADR                                                      400         $   98,000                     5.15%
Honda Motor - ADR #                                                        1,600            107,000                     5.63
                                                                                          ---------                   ------
                                                                                            205,000                    10.78

AUTO PARTS (3.10%)
Autobacs Seven Co. Limited                                                   600             31,280                     1.64
NGK Sparg Plug Company                                                     4,000             27,837                     1.46
                                                                                          ---------                   ------
                                                                                             59,117                     3.10

AUTO /VIDEO EQUIPMENT (7.01%)
SONY Corp - ADR #                                                          1,100             92,812                     4.88
Victor Co. of Japan, Limited                                               4,000             40,575                     2.13
                                                                                          ---------                   ------
                                                                                            133,387                     7.01

BANKING (2.59%)
Mitsubishi Trust & Banking                                                 4,000             49,223                     2.59


CHEMICALS (1.84%)
Konica Corporation                                                         7,000             34,921                     1.84


COMMUNICATIONS (4.91%)
Kyocera Corporation - ADR                                                    800             93,300                     4.91


COMMUNICATIONS EQUIPMENT (15.30%)
Fujitsu, Limited                                                           2,000             21,951                     1.16
Fujitsu, Limited - ADR                                                     1,600             90,400                     4.75
Kokusai Corporation                                                        3,000             45,148                     2.37
Matsushita Electric Works                                                  5,000             45,315                     2.38
NEC Corporation - ADR                                                      1,600             88,200                     4.64
                                                                                          ---------                   ------
                                                                                            291,014                    15.30

CONSUMER ELECTRONICS (2.95%)
Alps Electric Co., Limited                                                 5,000             56,124                     2.95


FOOD & BEVERAGE (7.41%)
Ajinomoto, Inc.                                                            1,200            104,400                     5.49
Asahi Chemical                                                             8,000             36,451                     1.92
                                                                                          ---------                   ------
                                                                                            140,851                     7.41

INDICES (2.43%)
World Equity Benchmark Series - Japan Index Series                         4,100             46,125                     2.43

                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                                             MARKET                    % OF
                                                                                              VALUE                     NET
                                                                          SHARES         (NOTE 1-A)                  ASSETS
                                                                          -------------------------------------------------
INDUSTRIAL MACHINERY (4.83%)
Makita Corp.                                                               3,000         $   42,155                     2.22%
Matsushita Refrigeration                                                   5,000             22,533                     1.18
Toshiba Corp.                                                              6,000             27,189                     1.43
                                                                                          ---------                   ------
                                                                                             91,877                     4.83

MISCELLANEOUS ELECTRICAL PRODUCTS (6.44%)
Aritsu Corporation                                                         5,000             61,944                     3.26
Fanuc, Limited                                                             1,500             60,614                     3.18
                                                                                          ---------                   ------
                                                                                            122,558                     6.44

MISCELLANEOUS FINANCING (4.46%)
Nomura Securities Co., Limited                                             3,000             34,921                     1.84
Tokio Marine & Fire                                                        5,000             49,888                     2.62
                                                                                          ---------                   ------
                                                                                             84,809                     4.46

PHARMACEUTICALS (9.59%)
Badyu Pharmaceuticals Co. - ADR                                              300             86,400                     4.54
Eisai Co. Limited - ADR                                                    6,000             96,000                     5.05
                                                                                          ---------                   ------
                                                                                            182,400                     9.59

PRECISION MACHINERY (1.98%)
Shimadzu Corp.                                                            10,000             37,582                     1.98


REAL ESTATE (3.07%)
Sumitomo Realty Development                                                8,000             58,468                     3.07


SEMICONDUCTORS (2.78%)
Sumitomo Sitix Corp.                                                       3,000             52,881                     2.78


SERVICES (1.99%)
Intec                                                                      4,000             37,915                     1.99


WIRE & CABLES (3.47%)
Sumitomo Electric Inc                                                      5,000             66,101                     3.47


TOTAL COMMON STOCKS (Cost $2,089,985)                                                     1,843,653                    96.93

                                                             CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                                             MARKET                    % OF
                                                                                              VALUE                     NET
                                                                          SHARES         (NOTE 1-A)                  ASSETS
                                                                          -------------------------------------------------
Merrill Lynch & Co., Variable rate, 01/31/00 (Cost $50,925)               $50,000        $   50,375                     2.65%

         TOTAL INVESTMENTS (Cost $2,140,910)                                              1,894,028                    99.58
         OTHER ASSETS, LESS LIABILITIES                                                       7,923                     0.42
                                                                                          ---------                   ------
         NET ASSETS                                                                      $1,901,951                   100.00%
                                                                                         ==========                   ======


# Call options have been written by the Fund against these positions. (Note 5)

                                                             CAPSTONE JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997
--------------------------------------------------------------------------------
ASSETS:

         Investments in securities at market value (identified cost $2,140,910) (Note 1-A) ....................     $ 1,894,028
         Receivables:
              Investment securities sold .....................................................     $   118,394
              Dividends ......................................................................           4,872
              Investment adviser (Note 2) ....................................................          12,085          135,351
                                                                                                   -----------      -----------

              Total Assets ....................................................................................       2,029,379
                                                                                                                    -----------


LIABILITIES:

         Cash overdraft ......................................................................          89,693
         Covered call options written, at value (premiums received $23,060 (Notes 1 and 5) ...          13,669
         Accrued expenses ....................................................................          24,066
                                                                                                   -----------


              Total Liabilities ...............................................................................         127,428
                                                                                                                    -----------


NET ASSETS ....................................................................................................     $ 1,901,951
                                                                                                                    ===========


NET ASSET VALUE PRICE PER SHARE:
 ($1,901,951 / 365,008 shares of beneficial interest outstanding) .............................................     $      5.21
                                                                                                                    ===========


SOURCE OF NET ASSETS:

         Paid in capital ......................................................................................     $ 5,481,881
         Accumulated net realized loss on investments .........................................................      (3,342,797)
         Net unrealized depreciation on investments and foreign currencies ....................................        (237,133)
                                                                                                                    -----------


              Total ...........................................................................................     $ 1,901,951
                                                                                                                    ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
         Income:
              Dividends (net of foreign taxes withheld of $2,359) ....................................................  $  17,947
                                                                                                                        ---------


         Expenses: (Note 2)
              Advisory fees ............................................................................   $  12,039
              Transfer agent fees ......................................................................      35,381
              Administrative services ..................................................................      25,304
              Professional fees ........................................................................      20,020
              Custodian fees ...........................................................................      12,060
              Registration and filing fees .............................................................      11,241
              Reports and notices to stockholders ......................................................       9,328
              Distribution fees ........................................................................       6,630
              Trustees' fees and expenses ..............................................................       6,223
              Fund accounting fees .....................................................................       4,000
              Miscellaneous ............................................................................       2,524
                                                                                                           ---------

               Total Expenses ........................................................................................    144,750

              Less: Advisory fees waived ...............................................................      12,039
                   Expenses reimbursed by Investment Adviser ...........................................      12,085       24,124
                                                                                                           ---------    ---------

                 Net Expenses ........................................................................................    120,626
                                                                                                                        ---------

                     Net Investment Loss .............................................................................   (102,679)
                                                                                                                        ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 4)

         Net realized loss from security transactions ..................................................    (435,466)
         Net realized gain on conversion of foreign currencies to U.S. dollars .........................      56,437
         Net realized gain from forward currency contracts .............................................      14,936
                                                                                                           ---------

              Net realized loss on investments .......................................................................   (364,093)

         Net unrealized depreciation of investments, foreign currencies and forward currency contracts ..............    (101,501
                                                                                                                        ---------

              Net realized and unrealized depreciation of investments ................................................   (465,594)
                                                                                                                        ---------

                  Net decrease in net assets resulting from operations ..............................................   $(568,273)
                                                                                                                        =========
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                                  1997                  1996
                                                                                           ---------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss ...................................................................    $  (102,679)         $   (85,184)
Net realized gain (loss) on investments ...............................................       (364,093)             101,948
Net unrealized depreciation of investments, forward currency contracts and
     foreign currencies ...............................................................       (101,501)             (29,017)
                                                                                           -----------          -----------
Net decrease in net assets resulting from operations ..................................       (568,273)             (12,253)


DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .................................................................           --                (24,587)


TRUST SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting from capital share
     transactions (Note 3) ............................................................       (504,622)             103,784
                                                                                           -----------          -----------
       Net increase (decrease) in net assets ..........................................     (1,072,895)              66,944


NET ASSETS
Beginning of year .....................................................................      2,974,846            2,907,902
                                                                                           -----------          -----------
End of year ...........................................................................    $ 1,901,951          $ 2,974,846
                                                                                           ===========          ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-OCTOBER 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Japan Fund, formerly Capstone Nikko Japan Fund, (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and income using a research-oriented approach. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                             CAPSTONE JAPAN FUND

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) OPTION ACCOUNTING PRINCIPLES - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

E) FORWARD CURRENCY CONTRACTS - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, in excess of any capital loss carryovers, to relieve it from all, or substantially all, such taxes. At October 31, 1997, the Fund had capital loss carryovers of $3,342,797 of which $1,413,422 expires in 1999, $1,494,646 expires in 2000 and $434,729 expires in 2005. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

G) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

H) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period November 1, 1996 to August 24, 1997 the Fund's Investment Adviser, Nikko Capital Management (USA), Inc. ("NICAM") earned a fee calculated at an annual rate of .40% of the average net assets of the Fund. For the above period, this fee amounting to $8,975 was waived by NICAM. Upon the resignation of NICAM the Board of Trustees approved a new investment advisory agreement with FCA Corp,("FCA") the current adviser to Capstone New Zealand Fund. Under the new agreement, the advisory fee is increased to .75% of the average net assets and the new adviser has undertaken to cap the Fund's expenses at 2.5% until October 31, 1998. For the period August 25, 1997 through October 31, 1997, $3,064 in advisory fees were waived by FCA and FCA reimbursed the Fund $12,085 for excess expenses for the August 25th through October 31, 1997 period.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .20% of the Fund's average daily net assets. The Administrator was also paid a monthly fee of $2,000 representing the cost of certain accounting and bookkeeping services. Effective September 1997, Fifth Third Bank began performing the accounting, bookkeeping and pricing services for the Fund.

                                                             CAPSTONE JAPAN FUND

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays to CAPCO an amount computed at an annual rate of up to .25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1997, the Fund paid $6,630 in 12b-1 fees, of which approximately 11% was paid to Service Organizations other than CAPCO.

     Certain officers and trustees of the Trust and the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS received no compensation from the Trust. During the year ended October 31, 1997, trustees of the Fund who are not "interested persons" received trustees' fees of $3,000.


NOTE 3 - TRUST SHARES

     At October 31, 1997 there were 365,008 Trust shares outstanding. Transactions in Trust shares were as follows:

                                                                          YEAR ENDED OCTOBER 31,
                                                                     1997                          1996
                                                                     ----                          ----
                                                             SHARES          AMOUNT          SHARES         AMOUNT
Shares sold .........................................       395,272     $ 2,281,972         199,045    $ 1,474,183
Shares issued to shareholders in reinvestment
  of dividends ......................................          --              --             3,133         22,966
                                                        -----------     -----------     -----------    -----------
                                                            395,272       2,281,972         202,178      1,497,149
Shares redeemed .....................................      (470,624)     (2,786,594)       (191,828)    (1,393,365)
                                                        -----------     -----------     -----------    -----------
Net increase (decrease) .............................       (75,352)    $  (504,622)         10,350    $   103,784
                                                        ===========     ===========     ===========    ===========

NOTE 4 - SECURITIES TRANSACTIONS

     Purchases and sales of securities, other than U.S. Government obligations, aggregated $1,843,806 and $2,296,539, respectively. At October 31, 1997, the cost of investments for Federal income tax purposes was $2,140,910. Accumulated net unrealized depreciation on investments was $246,882 consisting of $50,025 gross unrealized appreciation and $296,907 gross unrealized depreciation.


NOTE 5 - OPTIONS WRITTEN BY THE FUND

     A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following table sets forth the outstanding call options written by the Fund as of October 31, 1997.

                                                       PREMIUM         MARKET       UNREALIZED
              CALL OPTIONS ON                         RECEIVED          VALUE     APPRECIATION
----------------------------------------------------------------------------------------------
1,600 shs Honda Corp-ADR @ 70 exp Apr 1998             $14,095        $ 9,200           $4,895
1,100 shs Sony Corp-ADR @ 100 exp Apr 1998               8,965          4,469            4,496
                                                       -------        -------           ------
                                                       $23,060        $13,669           $9,391
                                                       =======        =======           ======

                                                             CAPSTONE JAPAN FUND

     The aggregate market value at October 31, 1997 of securities subject to call options is $199,812 or approximately 10% of net assets.

     At November 1, 1996, the Fund had no option contracts outstanding. During the year ended October 31, 1997 the Fund wrote 27 option contracts for which it received premiums aggregating $23,060. These 27 option contracts were all outstanding at October 31, 1997.


NOTE 6 - CHANGE OF FUND NAME AND MODIFICATION OF INVESTMENT OBJECTIVE

     Upon approval of the new advisory agreement between the Fund and FCA Corp the Fund's name was changed to Capstone Japan Fund. FCA will maintain the Fund's investment objective and continue to seek long-term capital appreciation along with current income, but FCA will pursue this objective by investing not only in securities listed on the Tokyo Stock Exchange, but also in securities of issuers a substantial portion of whose business activities, profits and/or earnings are in, or are derived from Japan. FCA will also invest in debt securities, rated BBB or better, of such issues or that are payable in yen or are otherwise linked to the performance of the Japanese market or economy. Finally, FCA will invest in American Depository Receipts related to these securities, in addition to buying these securities directly. FCA will no longer use the computer model-based stock selection system employed by the former adviser, but will rely, instead, on a research- oriented approach to selecting securities.


NOTE 7 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     Capstone International Series Trust held a special meeting of shareholders of the Capstone Japan Fund on December 4, 1997. On July 14, 1997, the record date for the meeting, the Fund had 453,665 shares outstanding, of which 266,397 (59% of the total) were represented at the meeting. The votes at the meeting were as follows:

Item 1: To approve a new investment advisory agreement for Capstone Japan Fund with FCA Corp, with an increased fee.

                             NUMBER OF SHARES
       Affirmative                253,917
       Against                      2,304
       Abstain                     10,176
Item 2: Election of Trustees
                                            NUMBER OF SHARES
     NOMINEES FOR TRUSTEE                AFFIRMATIVE    WITHHELD
----------------------------------------------------------------
     Edward L. Jaroski                   264,978        1,419
     James F. Leary                      264,978        1,419
     John R. Parker                      264,978        1,419
     Bernard J. Vaughan                  264,978        1,419

Item 3: To ratify the selection of Briggs, Bunting & Dougherty, LLP as independent public accountants of the Trust for the fiscal year ended October 31, 1997.

                              NUMBER OF SHARES
       Affirmative                162,466
       Against                    103,931
       Abstain                          0

                                                             CAPSTONE JAPAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                                                                        YEAR ENDED OCTOBER 31,
                                                                      ----------------------------------------------------
                                                                        1997       1996        1995        1994       1993
Net asset value at beginning of year.............................     $ 6.76     $ 6.76      $ 8.03      $ 6.99     $ 4.89
                                                                      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment loss.........................................      (0.28)     (0.19)      (0.21)      (0.21)     (0.20)
     Net realized and unrealized gain (loss) on investments......      (1.27)      0.25       (1.06)       1.25       2.30
                                                                      ------     ------      ------      ------     ------

     Total from investment operations............................      (1.55)      0.06       (1.27)       1.04       2.10
                                                                      ------     ------      ------      ------     ------

Less dividends from:
     Net investment income.......................................         --       0.06          --          --         --
                                                                      ------     ------      ------      ------     ------

Net asset value at end of year...................................     $ 5.21     $ 6.76      $ 6.76      $ 8.03     $ 6.99
                                                                      ======     ======      ======      ======     ======

TOTAL RETURN (%) (1).............................................     (22.93)      0.75      (15.82)      14.88      42.74
------------

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands).........................     $1,902     $2,975      $2,908      $3,484     $3,096

Ratio to average net assets:
     Expenses (%)................................................      4.55        3.30        3.61        3.25       4.26
     Net investment income (%)...................................     (3.87)      (2.59)      (2.93)      (2.62)     (3.54)

Ratio to average net assets, prior to reimbursements and
  waivers of expenses:
     Expenses (%)................................................      5.46        3.90        4.21        3.85       4.86
     Net investment income (%)...................................     (4.78)      (3.19)      (3.53)      (3.22)     (4.14)

Portfolio turnover rate (%)......................................        73          47          27          57         42

Average commission rate (per share of security)(2)...............   $0.0371     $0.0864

(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.

(2) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                                                             CAPSTONE JAPAN FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Capstone Japan Fund

We have audited the accompanying statement of assets and liabilities of Capstone Japan Fund (formerly "Capstone Nikko Japan Fund"), including the portfolio of investments as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 18, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Japan Fund at October 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the year ended October 31, 1997, in conformity with generally accepted accounting principles.



                                                Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
December 8, 1997

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1997

--------------------------------------------------------------------------------


         TRUSTEES                   OFFICERS

         Edward L. Jaroski          Edward L. Jaroski
                                             President-Capstone International
                                             Series Trust
         James F. Leary
                                    Robert W. Scharar
         John R. Parker                      President-Capstone Japan Fund

         Bernard J. Vaughan         Linda G. Giuffre
                                             Treasurer

                                    Iris R. Clay
                                             Secretary

                                    Norma R. Ybarbo
                                             Assistant Secretary


--------------------------------------------------------------------------------


         INVESTMENT ADVISER                     TRANSFER AGENT

         FCA Corp.                              FPS Services, Inc.
         5847 San Felipe                        3200 Horizon Drive
         Suite 850                              P.O. Box 61503
         Houston, TX 77057                      King of Prussia, PA 19406-0903
                                                1-800-845-2340


         ADMINISTRATOR                          CUSTODIAN

         Capstone Asset Management Company      Bank of Tokyo-Mitsubishi Trust
                                                  Company
         5847 San Felipe, Suite 4100            1251 Avenue of the Americas
         Houston, TX 77057                      New York, NY 10020
         1-800-262-6631


         DISTRIBUTOR                            AUDITORS

         Capstone Asset Planning Company        Briggs, Bunting & Dougherty, LLP
         5847 San Felipe, Suite 4100            Two Logan Square, Suite 2121
         Houston, TX 77057                      Philadelphia, PA 19103-4901
         1-800-262-6631

                                  ANNUAL REPORT
                                OCTOBER 31, 1997

                                    CAPSTONE
                                   JAPAN FUND

GRAPHIC OF: Pyramid
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

GRAPHIC OF: Pyramid
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
--------------------------------------------------------------------------------

EQUITY
     O CAPSTONE GROWTH FUND, INC.

FIXED INCOME
     O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL
     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

  For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address
                    below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                   current prospectus for Capstone Japan Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057